UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	September 10, 2012

AgFeed Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-33674	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Bluegrass Commons Blvd., Suite 310, Hendersonville, Tennessee 37075
(Address of principal executive offices, including zip code)

(917) 804-3584
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.02.	Termination of a Material Definitive Agreement.

AgFeed USA, LLC (formerly known as M2 P2, LLC) is a wholly-owned subsidiary of AgFeed Industries, Inc. (the “Company”). Together with its own wholly-owned subsidiaries, AgFeed USA, LLC currently sells hogs to Hormel Foods Corporation and its subsidiaries (collectively, “Hormel”) under long-term supply agreements. (AgFeed USA, LLC and its subsidiaries are collectively referred to as “AgFeed USA”). The hogs that AgFeed USA sells to Hormel include hogs raised from weanling pigs purchased from Hormel under other supply agreements, and hogs raised by AgFeed USA from birth.

The terms of the supply agreements with Hormel largely relieve AgFeed USA from the market risk associated with significant increases in feed prices (such as those currently impacting the hog industry), and are correspondingly unfavorable to Hormel under current market conditions. On September 10, 2012, Hormel gave AgFeed USA notice of termination or non-renewal of the supply agreements, as follows:

i	Hog Procurement Agreement, dated January 1, 2010, concerning hogs produced at AgFeed USA’s MGM facilities (the “MGM Procurement Agreement”), and

i	Weanling Pig Sales Agreement, dated January 1, 2010, concerning weanling pigs purchased for AgFeed USA’s Midwest Finishing facilities (the “Midwest Weanling Agreement”), and

i	Hog Procurement Agreement, dated January 1, 2010, concerning hogs produced at AgFeed USA’s TS Finishing facilities (the “TSF Procurement Agreement” and, together with the MGM Procurement Agreement and the Midwest Procurement Agreement, as defined below, the “Procurement Agreements”), and

i	Weanling Pig Sales Agreement, dated January 1, 2010, concerning weanling pigs purchased for AgFeed USA’s TS Finishing facilities (the “TSF Weanling Agreement”).

Notwithstanding that notice, the agreements associated with approximately 38% of the Company’s domestic revenue (the TSF Procurement Agreement and the TSF Weanling Agreement) will continue in effect until at least April, 2018 and, unless feed and/or hog market conditions change dramatically in hog producers’ favor, will in all likelihood continue in effect for an indefinite period thereafter. During periods, such as presently exist, that market conditions are adverse to hog producers, the TSF Procurement Agreement in effect requires Hormel to subsidize AgFeed USA’s operations; to that extent, the contract provides that a “Market Ledger” accrues in Hormel’s favor, and that the amount of the Market Ledger is applied to reduce Hormel’s costs for hogs when market conditions shift to favor hog producers. Until the Market Ledger has been reduced to zero, the terms of the TSF Procurement Agreement and the TSF Weanling Agreement continue. The Company currently expects that the Market Ledger under the TSF Procurement Agreement will remain a positive number for at least several years beyond 2018. While AgFeed USA will have the option, after April, 2018, to end the term of those agreements if AgFeed USA pays Hormel the amount of the Market Ledger, in cash, AgFeed USA has no intention of exercising that option, and Hormel has no corresponding ability to trigger payment of the Market Ledger or an end to the term of those agreements.

The MGM Procurement Agreement, which covers approximately 50% of the Company’s domestic revenue, may in theory terminate on September 10, 2014 but, unless feed and/or hog market conditions change dramatically in hog producers’ favor, will in all likelihood continue in effect for an indefinite period thereafter. The MGM Procurement Agreement employs the same “Market Ledger” device as described in the previous paragraph. The Company currently expects that the Market Ledger under the MGM Procurement Agreement will remain a positive number for at least several years beyond 2018. While AgFeed USA will have the option, after September 10, 2014, to end the term of the MGM Procurement Agreement if AgFeed USA pays Hormel the amount of the Market Ledger, in cash, AgFeed USA has no intention of exercising that option, and Hormel has no corresponding ability to trigger payment of the Market Ledger or an end to the term of MGM Procurement Agreement.

The Midwest Weanling Agreement will terminate on September 10, 2014 and the associated Midwest Procurement Agreement will terminate once all of the weanling pigs purchased under the Midwest Weanling Agreement have been raised and sold to Hormel. The Midwest Procurement Agreement employs the same “Market Ledger” device as described in the previous two paragraphs, except that the Market Ledger under the Midwest Procurement Agreement will transfer to the Market Ledger under the MGM Procurement Agreement on the effective date of termination of the Midwest Procurement Agreement. The Midwest Weanling Agreement and the Midwest Procurement Agreement cover approximately 7% of the Company’s domestic revenue.

A separate Sales Price Adjustment Addendum, dated January 1, 2010, between AgFeed USA and Hormel (the “Price Addendum”), will automatically terminate when the Procurement Agreements have all terminated. The only requirement of the Price Addendum is that AgFeed USA pay a price adjustment to Hormel to the extent AgFeed USA’s income exceeds a specified level. Independently of Hormel’s termination of the supply agreements, Hormel initiated an arbitration proceeding against AgFeed USA on August 31, 2012. At issue is the propriety of the overhead charges incurred by AgFeed USA, which reduced the amount payable to Hormel under the Price Addendum. AgFeed USA has counterclaimed in those proceedings for damages it suffered from breaches of the supply agreements by Hormel. AgFeed USA believes that the overhead charges it paid were consistent with the Price Addendum, and that AgFeed USA’s counterclaims are valid. AgFeed USA intends to defend itself and prosecute its counterclaims vigorously in the arbitration proceeding.

The descriptions of the MGM Hog Procurement Agreement, the Midwest Weanling Pig Agreement, the TSF Hog Procurement Agreement, the TSF Weanling Pig Agreement, the Midwest Hog Procurement Agreement and the Price Addendum, respectively, set forth above are qualified by reference to the MGM Hog Procurement Agreement, the Midwest Weanling Pig Agreement, the TSF Hog Procurement Agreement, the TSF Weanling Pig Agreement, the Midwest Hog Procurement Agreement and the Price Addendum filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.

SAFE HARBOR DISCLOSURE NOTICE

The information provided in this report contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this report involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this report include, but are not limited to, developments in the arbitration or relationship with Hormel, the completion of the Company’s financial closing procedures for the 2011 fiscal year, the impact of the restatement of financial statements of the Company; litigation and proceedings, including the pending securities class action litigation and U.S. Securities and Exchange Commission investigation related to the matters investigated by the Special Committee and the restatement of the Company’s consolidated financial statements, and potential liability for a substantial damage award and indemnification obligations; conditions in credit markets; the risk that additional information may arise from the preparation of the Company’s restated consolidated financial statements; the risk that the Company’s internal control over financial reporting may have weaknesses of which the Company is not currently aware or which have not been detected; and the implementation of remedial measures addressing any material weaknesses. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this report, even if subsequently made available by the Company on its website or otherwise. The Company does not intend, and disclaims any obligation, to update any forward−looking information contained in this report or with respect to the information disclosed herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(10.1)	Hog Procurement Agreement, dated January 1, 2010, among MGM, LLC, AgFeed USA, LLC (formerly known as M2 P2, LLC) and Hormel Foods Corporation. *

(10.2)	Weanling Pig Sales Agreement, dated January 1, 2010, between Midwest Finishing, LLC and Champ, LLC. *

(10.3)	Hog Procurement Agreement, dated January 1, 2010, among TS Finishing, LLC, AgFeed USA, LLC (formerly known as M2 P2, LLC), Hormel Foods Corporation and Glenn McClelland. *

(10.4)	Weanling Pig Sales Agreement, dated January 1, 2010, between TS Finishing, LLC and Mountain Prairie, LLC. *

(10.5)	Hog Procurement Agreement, dated January 1, 2010, among Midwest Finishing, LLC, AgFeed USA, LLC (formerly known as M2 P2, LLC), TS Finishing, LLC, MGM, LLC and Hormel Foods Corporation. *

(10.6)	Sales Price Adjustment Addendum, dated January 1, 2010, among AgFeed USA, LLC (formerly known as M2 P2, LLC), Midwest Finishing, LLC, TS Finishing, LLC, MGM, LLC and Hormel Foods Corporation. *

*	Portions of these exhibits have been omitted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted portions of these exhibits were filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Date: September 14, 2012	By:	/s/ Gerald Daignault
Gerard Daignault
Interim Chief Financial Officer

AGFEED INDUSTRIES, INC.

Exhibit Index to Current Report on Form 8-K

Dated September 10, 2012

Exhibit

Number

(10.1)	Hog Procurement Agreement, dated January 1, 2010, among MGM, LLC, AgFeed USA, LLC (formerly known as M2 P2, LLC) and Hormel Foods Corporation. *

(10.2)	Weanling Pig Sales Agreement, dated January 1, 2010, between Midwest Finishing, LLC and Champ, LLC. *

(10.3)	Hog Procurement Agreement, dated January 1, 2010, among TS Finishing, LLC, AgFeed USA, LLC (formerly known as M2 P2, LLC), Hormel Foods Corporation and Glenn McClelland. *

(10.4)	Weanling Pig Sales Agreement, dated January 1, 2010, between TS Finishing, LLC and Mountain Prairie, LLC. *

(10.5)	Hog Procurement Agreement, dated January 1, 2010, among Midwest Finishing, LLC, AgFeed USA, LLC (formerly known as M2 P2, LLC), TS Finishing, LLC, MGM, LLC and Hormel Foods Corporation. *

(10.6)	Sales Price Adjustment Addendum, dated January 1, 2010, among AgFeed USA, LLC (formerly known as M2 P2, LLC), Midwest Finishing, LLC, TS Finishing, LLC, MGM, LLC and Hormel Foods Corporation. *

*	Portions of these exhibits have been omitted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted portions of these exhibits were filed separately with the Securities and Exchange Commission.

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